The Company’s Share-based Compensation Plan	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
The Company’s Share-based Compensation Plan

Note	25 | The Company’s Share-based Compensation Plan

Of the total of treasury shares acquired in the framework of the Program for the repurchase of shares approved in 2008, 30,772,779 shares are to be used for the implementation of a “Long-Term Incentive Plan” in favor of the staff in an employment relationship with the Company approved in 2017, in accordance with the provisions of section 67 of the Law on Capital Markets.

In 2025, no treasury shares were awarded. On April 16, 2024, 79,472 treasury shares were awarded to certain employees, beneficiaries of the aforementioned Plan. The fair value of the shares at the award date amounted to $ 79 and was recorded in the Salaries and social security taxes line item, with a contra account in Equity. The amount recorded in Equity is net of the tax effect.